UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2017

INTRAWEST RESORTS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36286	46-3681098
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1621 18th Street, Suite 300, Denver, Colorado	80202
(Address of principal executive offices)	(Zip code)

(303) 749-8200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into a Material Definitive Agreement.

On April 7, 2017, Intrawest Resorts Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Hawk Holding Company, LLC, a Delaware limited liability company (“Parent”), Hawk Holding Company, Inc., a Delaware corporation (“HHC”), and Hawk Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

Following execution of the Merger Agreement, Intrawest Europe Holdings S.à r.l. and Intrawest S.à r.l., both subsidiaries of Fortress Investment Group LLC, holding a majority of the issued and outstanding shares of common stock of the Company (the “Common Stock”), executed and delivered to the Company a written consent (the “Stockholder Written Consent”), approving and adopting the Merger Agreement and the transactions contemplated thereby, including the Merger. As a result of the execution and delivery of the Consent, the holders of at least a majority of the outstanding shares of Common Stock have adopted and approved the Merger Agreement.

Pursuant to the Merger Agreement, subject to certain conditions set forth therein, at the effective time of the Merger (the “Effective Time”), each share of Common Stock (other than (i) shares to be canceled or converted into shares of the surviving company after the Effective Time, and (ii) any shares of Common Stock issued and outstanding immediately prior to the Effective Time that are held by any holder who (x) is entitled to demand and properly demands appraisal of such Common Stock pursuant to Section 262 of the DGCL or (y) has failed to perfect, or has effectively withdrawn or lost rights to appraisal under the DGCL), shall be converted into the right to receive $23.75 in cash, without interest (the “Merger Consideration”).

Consummation of the Merger is subject to customary conditions, including without limitation, (i) the expiration or early termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and (ii) the absence of any law, judgment or other legal restraint, then in effect, that prevents, makes illegal or prohibits the consummation of the Merger and the other transactions contemplated thereby. The delivery of the Stockholder Written Consent satisfied the condition that the Merger be approved by the holders of a majority of the voting power of all shares of the Company common stock entitled to vote on the Merger.

Moreover, each party’s obligation to consummate the Merger is subject to certain other conditions, including (i) the accuracy of the other party’s representations and warranties (subject to certain qualifications) and (ii) the other party’s performance in all material respects of its material obligations contained in the Merger Agreement. In addition, Parent and Merger Sub’s obligations to consummate the Merger are subject to (i) the absence of a Company Material Adverse Effect (as defined in the Merger Agreement), (ii) the Company obtaining any consent, transfer, renewal or reissuance with respect to (a) a certain U.S. Forest Service permit and (b) certain Canadian permits (“Required Permit Approvals”).

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent, HHC and Merger Sub. Among other things, the Company has agreed to customary covenants regarding the operation of the business of the Company and its subsidiaries prior to the closing.

The Merger Agreement contains specified termination rights for each of the parties and provides for payment of termination fees in certain circumstances if the Company terminates due to (i) a breach by Parent, HHC or Merger Sub of any representation, warranty, covenant or agreement resulting in a failure to satisfy closing conditions and such breach has not been cured within 45 days after written notice by the Company to Parent informing Parent of such breach or failure to be true (except that no cure period shall be required for a breach which by its nature cannot be cured prior to February 1, 2018) or (ii) Parent failing to consummate the Merger after the conditions to Parent consummating the Merger have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the closing of the Merger), Parent fails to close on the date at which the closing of the Merger should have occurred pursuant to the Merger Agreement, the Company notifies Parent that it is ready, willing and able to close and Parent fails to close within three business days after the delivery of such notice, then Parent will be required to pay the Company an amount equal to $66,205,091 (“Reverse Termination Fee”) In addition, if the Merger Agreement is terminated as a result of the failure to satisfy the closing condition set forth in the Merger Agreement requiring that any waiting period (and any extension thereof) applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), to have been terminated or expired or if a final and non-appealable legal restraint related to the HSR Act or Competition Act (Canada) (“Competition Act”), as amended, shall be in effect that prevents, makes illegal or prohibits the consummation of the Merger, Parent will be required to pay the Company an amount equal to $66,205,091 (“Regulatory Termination Fee”). In addition, if the Merger Agreement is terminated for the failure to obtain the Required Permit Approvals, Parent will be required to pay the Company an amount equal to $66,205,091 (“Permit Termination Fee”). In no event will Parent be required to pay more than one of the Reverse Termination Fee, the Regulatory Termination Fee and the Permit Termination Fee.

Parent has secured committed financing, consisting of a combination of (i) equity to be provided by KSL Capital Partners IV, L.P. and Henry Crown & Company, who have agreed to capitalize Parent, subject to the terms and conditions set forth in such equity commitment letters; and (ii) debt financing to be provided by JPMorgan Chase Bank, N.A., subject to the terms and conditions set forth in certain debt commitment letters. Further, KSL Capital Partners IV, L.P. and Henry Crown & Company has provided the Company with limited guarantees pursuant to which such guarantors have agreed to guaranty certain obligations of Parent under the Merger Agreement, on the terms and subject to the conditions set forth in such guarantees.

The representations, warranties and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of Parent, HHC and Merger Sub. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement; (ii) have been qualified by (a) matters specifically disclosed in the Company’s filings with the Securities and Exchange Commission (the “SEC”) prior to the date of the Merger Agreement and (b) confidential disclosures made to Parent, HHC and Merger Sub in the disclosure letter delivered in connection with the Merger Agreement; (iii) are subject to materiality qualifications contained in the Merger Agreement, which may differ from what may be viewed as material by investors; (iv) were made only as of the date of the Merger Agreement or, with respect to certain representations, in the event the closing occurs, as of the date of the closing, or such other date as is specified in the Merger Agreement; and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business.

Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other documents that the Company files with the SEC.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 5.02.	Compensatory Arrangements of Certain Officers.

On April 7, 2017, the Company entered into retention agreements with Travis Mayer, its Chief Financial Officer, and Sky Foulkes, its Chief Operating Officer. The following summary of the terms of the retention agreements is qualified in its entirety by reference to the full text of the retention agreements, which are filed as Exhibits 99.2 and 99.3 hereto, and which are incorporated herein by reference.

Mr. Mayer’s retention agreement provides that if he remains employed through the consummation of the Merger, he will receive a cash retention bonus of $150,000, less applicable tax withholdings. Mr. Mayer’s retention agreement further provides that he will receive an additional cash retention bonus of $550,000, less applicable tax withholdings, if he either remains employed through the later of (i) November 20, 2017 and (ii) the date that is four months following the consummation of the Merger, or incurs an earlier termination of employment by the Company without “cause” or by him for “good reason” (each as defined in his employment agreement, which was previously filed as Exhibit 10.1 to the Company’s Form 8-K dated January 9, 2015). Mr. Mayer’s retention agreement also provides that if any amounts payable to him are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, he will receive an additional payment to eliminate the impact of such excise tax.

Mr. Foulkes’ retention agreement provides that if he remains employed through the consummation of the Merger, he will receive a cash retention bonus of $325,000, less applicable tax withholdings.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As described in Item 1.01 of this Current Report on Form 8-K, on April 8, 2017, Intrawest Europe Holdings S.à r.l. and Intrawest S.à r.l., together holding 27,038,250 shares of Common Stock, delivered the Stockholder Written Consent to the Company. No further approval of the stockholders of the Company is required to adopt the Merger Agreement.

Item 8.01.	Other Events.

On April 10, 2017, the Company issued a press release announcing that it entered into the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the proposed transaction. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “intend”, “expect”, “estimate”, “plan”, “outlook” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (1) conditions to the closing of the proposed transaction, including the obtaining of required regulatory approvals, may not be satisfied, including those related to the HSR Act, Competition Act and Required Permit Approvals; (2) the proposed transaction may involve unexpected costs, liabilities or delays; (3) the business of Intrawest may suffer as a result of uncertainty surrounding the proposed transaction; (4) the outcome of any legal proceedings related to the proposed transaction; (5) Intrawest may be adversely affected by other economic, business, and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (7) the ability to recognize benefits of the proposed transaction; (8) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (9) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all; and (10) the risks described from time to time in Intrawest’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the year ended June 30, 2016, as amended, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of Intrawest’s filings with the SEC. Such risks include, without limitation: lack of adequate snowfall and unfavorable weather conditions; lack of access to adequate supplies of water to make snow and otherwise conduct Intrawest’s operations; adverse events that occur during Intrawest’s peak operating periods; Intrawest’s failure to achieve the expected benefits of strategic alliance, real estate development, acquisition and other growth strategies; Steamboat Ski & Resort’s dependence on contracted direct air service; risks related to information technology; Intrawest’s potential failure to maintain the integrity of customer or employee data; adverse consequences of ongoing legacy litigation or future legal claims; Intrawest’s ability to monetize real estate assets; a partial or complete loss of Alpine Helicopters Inc.’s services; the effects of climate change on Intrawest’s business operations; Intrawest’s ability to maintain effective internal control over financial reporting; risks of foreign currency fluctuations which could reduce the U.S. dollar value of Canadian earnings; Intrawest’s leverage, which could adversely affect the ease with which Intrawest is able to raise additional capital; Intrawest’s limited public float and therefore trading volume and weakness in general economic or industry conditions. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, Intrawest undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find it

This communication is being made in respect of the proposed Merger involving the Company, Parent, HHC and Merger Sub. The Company will prepare an information statement for its stockholders containing the information with respect to the Merger specified in Schedule 14C promulgated under the Exchange Act and describing the proposed Merger. When completed, a definitive information statement will be mailed to the Company’s stockholders. The Company may be filing other documents with the SEC as well. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website, http://www.sec.gov or from the Company by directing a request by mail or telephone to 1621 18th Street, Suite 300, Denver, Colorado 80202, Attention: Investor Relations, (303) 749-8370.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 7, 2017, by and among Intrawest Resorts Holdings, Inc., Hawk Holding Company, LLC, Hawk Holding Company, Inc. and Hawk Merger Sub, Inc.

99.1	Press Release, dated April 10, 2017, issued by Intrawest Resorts Holdings, Inc.

99.2	Retention Agreement, dated April 7, 2017, by and between the Company and Travis Mayer.

99.3	Retention Agreement, dated April 7, 2017, by and between the Company and Sky Foulkes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intrawest Resorts Holdings, Inc.

Date: April 10, 2017	By:	/s/ Travis Mayer
Travis Mayer
Executive Vice President, Chief Financial Officer and Treasurer

INTRAWEST RESORTS HOLDINGS, INC.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 7, 2017, by and among Intrawest Resorts Holdings, Inc., Hawk Holding Company, LLC, Hawk Holding Company, Inc. and Hawk Merger Sub, Inc.

99.1	Press Release, dated April 10, 2017, jointly issued by Intrawest Resorts Holdings, Inc.

99.2	Retention Agreement, dated April 7, 2017, by and between the Company and Travis Mayer.

99.3	Retention Agreement, dated April 7, 2017, by and between the Company and Sky Foulkes.